FOURTH QUARTER 2010 EARNINGS CALL PRESENTATION FEBRUARY 9, 2011 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income,
Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements as that term is defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. National
Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 12, 2010, its Quarterly Report on Form
10-Q for the period ended March 31, 2010, filed with the SEC on May 10, 2010 and its Quarterly Report on Form
10-Q for the period ended June 30, 2010, filed with the SEC on August 4, 2010 for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures. The Company believes these non-
GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Adjusted income before management fees is defined as income before management fees excluding corporate income.
Adjusted income before management fees should not be viewed as a substitute for income from operations. Management fees
(excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010. Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees. A reconciliation of these non-GAAP measures to their GAAP counterparts for the periods presented herein is provided in the Company’s quarterly financial supplement for the period ended December 31, 2010, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
Q4 2010 Q4 2009 YTD 2010 YTD 2009
GAAP net income (loss) $       15,269 $         1,851 $       42,558 $   (493,386)
Amortization of intangibles 8,211 8,806 33,013 36,551
Depreciation 3,095 8,857 12,123 19,242
Impairment of goodwill and intangible assets - 6,231 2,901 618,465
Tax benefit of impairment of goodwill and intangible assets (15) (1,133) (1,147) (90,608)
Non-cash interest, net of tax 802 1,559 5,094 6,814
Accelerated vesting  of certain RSUs, net of tax - - 8,174 -
Gain on debt, net of tax - - (5,914) -
Cash earnings
(1)
$       27,362 $       26,171 $       96,802 $       97,078
GAAP net income (loss) per share - diluted $           0.34 $           0.04 $           0.96 $       (12.02)
Amortization of intangibles 0.18 0.20 0.75 0.87
Depreciation 0.07 0.21 0.27 0.46
Impairment of goodwill and intangible assets - 0.14 0.07 14.78
Tax benefit of impairment of goodwill and intangible assets - (0.03) (0.03) (2.16)
Non-cash interest, net of tax
(1)
0.02   0.04 0.12 0.16
Accelerated vesting  of certain RSUs, net of tax - - 0.19 -
Gain on debt, net of tax - - (0.13) -
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted
(2)
- - - 0.23
Cash earnings per share - diluted
(3)
$           0.60 $           0.61 $           2.19 $           2.32
($ in thousands, except per share data)
(1)  Cash earnings is a non-GAAP measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.
(2) For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(3) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

Reconciliation: Net Income to
Adjusted EBITDA
(1) Adjusted EBITDA is a non-GAAP measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments:
income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted
EBITDA to net income on a consolidated basis.
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and
December 31, 2010, please see the Company’s quarterly financial supplement for the period ended December 31, 2010 which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.
Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the twelve months ended December 31, 2010
GAAP net income (loss) 42,558 $
Income tax expense (benefit) 26,481
Interest income (3,854)
Interest expense 18,533
Gain on early extinguishment of debt (9,711)
Other, net (8,303)
Income (loss) from operations 43,046 $             15,202 $             7,456 $                65,704 $
Amortization of intangibles 21,397 11,615 - 33,013
Depreciation 6,298 4,458 1,367 12,123
Impairment of goodwill and intangible assets 1,931 970 - 2,901
Gain on sale of businesses (8,057) (2,237) - (10,295)
Accelerated vesting of RSUs 7,394 6,001 - 13,395
Adjusted EBITDA
(1)
72,009 $             36,009 $             8,823 $                116,841 $
For the twelve months ended December 31, 2009
GAAP net income (loss) (493,386) $
Income tax expense (benefit) (74,384)
Interest income (3,077)
Interest expense 20,567
Other, net (11,583)
Income (loss) from operations (319,863) $          (244,124) $          2,124 $                (561,863) $
Amortization of intangibles 22,959 13,592 - 36,551
Depreciation 9,277 8,885 1,080 19,242
Impairment of goodwill and intangible assets 354,408 264,057 - 618,465
Loss (gain) on sale of businesses 7 (2,103) - (2,096)
Adjusted EBITDA
(1)
66,788 $             40,307 $             3,204 $                110,299 $

JESSICA BIBLIOWICZ Chairman, President & Chief Executive Officer

4Q10 Highlights
Revenue of $284.3 million, grew 2.6%
Organic revenue grew 8.6%
Positive contributions from
Corporate Client Group and Advisor Services Group
Adjusted EBITDA of $36.1 million
Continue to generate strong cash flow
Revenue grew 2.6%; Organic revenue grew 8.6%

Business Segments
Advisor Services Group
Organic revenue growth +17.7%
Individual Client Group
Organic revenue growth +1.8%
Corporate Client Group
Organic revenue growth +5.8%
Organic growth in all three business segments
FY10 Revenue $981.9 million
$215.2
22%
$378.8
39%
$387.9
39%

Corporate Client Group
Overview & Components of Revenue
A leader in the middle market
Organic revenue grew 8.6%
Steady performance
Long-term growth through
acquisitions, sub-acquisitions and
organically
% of CCG
Revenue
FY10 Revenue Breakdown
88%
12%
39%
Corporate Benefits
Executive Benefits

Individual Client Group
Overview & Components of Revenue
Pressure on life insurance
industry in 2010 from a
challenging market environment
Clarification on estate taxes
in December
Recruitment for long-term
growth
Continued steady performance
by investment advisors
Acquisitions, sub-acquisitions
and recruitment for long-term
growth
% of ICG
Revenue
FY10 Revenue Breakdown
Investment Advisory
39%
53%
33%
14%
Marketing Organization & Wholesale Life Brokerage
Retail Life

Advisor Services Group
Overview
% of ASG
Revenue
FY10 Revenue Breakdown
Continued strong growth
AUM $9.3 billion, up 18.6% YOY
Focus on recruiting and building
scale for long-term growth
43%
57%
22%
Asset Based Fees
Commissions

$55.3
6%
$387.9
39%
$121.8
12%
$92.4
10%
$380.0
40%
$56.4
6%
$93.4
10%
$323.5
33%
$78.6
8%
$340.9
36%
Recurring Revenue
1
by Business Segment
FY10 Revenue $981.9 million
FY10
Recurring
revenue
57%
FY09
Recurring
revenue
56%
1 Recurring revenue refers to revenue that is generally recurring in nature and includes corporate and executive benefits, investment advisory and asset based fees businesses.
FY09 Revenue $948.3 million
($ in millions)
Individual Client Group
Corporate Client Group
Advisor Services Group

DOUG HAMMOND Chief Operating Officer

Corporate Client Group
A leader in the corporate middle market
Coordinated independent solutions
Health and welfare
Retirement planning
Ancillary services
Executive benefits
P&C insurance
Steady and recurring business with opportunities for growth
Opportunities and uncertainties remain with healthcare reform
Positive market drivers in retirement planning
Opportunities in P&C

Individual Client Group
A leader in serving high net worth individuals
Independent life insurance
Investment advisory
Clarification related to the two-year estate tax resolution
announced in December 2010
Solid performance continued in investment advisory

Advisor Services Group
Serves independent financial advisors
Broker-dealer
Corporate registered investment advisor
Assets under management $9.3 billion, up 18.6% YOY
Growth drivers
New assets
Advisor recruitment
Asset-based fees (due to broader financial market performance)

DONNA BLANK Chief Financial Officer

4Q10 Consolidated Financial Highlights
Revenue Adjusted EBITDA & Margin
$17.8
$20.3
$7.8
$12.6
$1.3
$3.3
4Q09 4Q10
$26.9
$36.1
Individual Client Group
Corporate Client Group
Advisor Services Group
$47.8
$58.9
$3.5
$0.2
$5.7
$0.1
4Q09 4Q10
$277.2
$284.3
ICG
Dispositions
CCG
Dispositions
$122.4
$107.0
($ in millions)
1 The sum of the components may not agree to total due to rounding.
Adjusted EBITDA Margin
4Q09 4Q10
Corporate Client Group 16.6% 18.7%
Individual Client Group 6.4% 10.8%
Advisor Services Group 2.7% 5.5%
Consolidated 9.7% 12.7%
1
54% 53%
Recurring
Revenue
$116.9
$108.5
Revenue growth of 2.6% driven by CCG and ASG

$(1.5)
2009-2010 Adjusted EBITDA Drivers
($ in millions)
ASG
ICG
CCG
2009
Adjusted
EBITDA
HQ Sublease
Cost
(recognized 2009)
PIP Expense
(lower expense
recognized in 2010)
Stock-Based
Comp in
Mgmt Fees
(which does not
include impact of
RSU acceleration)
(higher expense
recognized in 2010)
Underlying
Segment
Performance
(in 2010)
2010
Adjusted
EBITDA
$66.8
$40.3
$3.2
$4.8
$4.0
$0.2 $3.9
$0.1
$(1.2)
$(10.7)
$72.0
$36.0
$8.8
$3.4
$5.4
$110.3
$116.8
CCG Sublet
(expense
recognized in 2010)
$(1.9)
Year over Year Change

53.8%
2.5% 5.3%
6.7%
3.8%
-13.8%
59.0%
57.9%
57.3%
58.7%
38.0%
39.0%
42.0%
1.2%
2.0%
1.4%
2.2%
-1.2%
41.3%
48.0%
1Q10 2Q10 3Q10 4Q10 YTD10
PIP
1.3%
4.0%
41.1%
43.7%
42.8%
45.3%
32.1%
1Q09 2Q09 3Q09 4Q09 YTD09
Management Fees
(excl. accelerated vesting of RSUs)
as % of Adjusted Income Before Management Fees
2009 2010
2010
2009
PIP PIP
Corporate Client Group
Individual Client Group
36.8%
41.2%
43.2%
44.9%
57.6%
59.8%
PIP
PIP
42.7%
65.7%
PIP
1Q10 2Q10 3Q10 YTD10
PIP
5.4% 14.3%
53.8%
56.6%
52.6%
49.5%
55.0%
1Q09 2Q09 3Q09 4Q09 YTD09
PIP
PIP
50.0%
PIP
63.2%
PIP
4Q10
PIP PIP
47.7%
42.4%
70.9%
59.2%
NFP’s CCG
priority
interest
60.6% as of
12/31/10
NFP’s ICG
priority
interest
47.2% of
12/31/10

Quarterly/Annual Operating Cash Flow
Quarterly/Annual Operating Cash Flow
In Q1, larger payments to Principals typically occur as management fee bonuses for prior year performance are paid
Operating Cash Flow
(1) Q1 2008 and 12/31/08 YTD acquisitions include $14.4 mm paid in connection with an acquisition which was treated as prepaid management fees.
(2) Sum of the quarters may not agree to the full year total due to rounding.
(1)
(2)
$119
$43
$37
$5
$124
$41
-$2
$71
$32
$36
$47
-$44
($55)
($10)
$35
$80
$125
Q1'08 Q2'08 Q3'08 Q4'08 FY'08 Q1'09 Q2'09 Q3'09 Q4'09 FY'09 Q1'10 Q2'10 Q3'10 Q4'10 FY'10
$34
$34
(1)
$50